EXHIBIT 99.1
                                                                    ------------

                         SUBSEQUENT TRANSFER INSTRUMENT

                  Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated April 15, 1997, between Southern Pacific Secured Assets Corp., as seller (the "Company"), and Norwest Bank Minnesota, N.A., as Trustee of the Southern Pacific Secured Assets Corp. Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-1, as purchaser (the "Purchaser"), and pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1997, among the Company, as company, Advanta Mortgage Corp. USA, as master servicer, and the Trustee, as trustee (the "Pooling and Servicing Agreement"), the Company and the Purchaser agree to the sale by the Company and the purchase by the Purchaser of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

                  Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

                  Section 1.  CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

                  (a) The Company does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all principal received and interest accruing on the Subsequent Mortgage Loans on and after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.03 of the Pooling and Servicing Agreement; provided, however, that the Company reserves and retains all right, title and interest in and to principal (including Prepayments and Curtailments) received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The Company, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.03 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Company of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Company, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Company.

                  (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Pooling and Servicing Agreement shall be borne by the Company.

                  (c) Additional terms of the sale are set forth on Attachment A hereto.

                  Section 2.  REPRESENTATIONS AND WARRANTIES; CONDITIONS
                              PRECEDENT.

                  (a) The Company hereby affirms the representations and warranties set forth in Section 3.03 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage

Loans as of the date hereof. The Company hereby confirms that each of the conditions set forth in Section 2.08(b) of the Pooling and Servicing Agreement are satisfied as of the date hereof.

                  (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

                  Section 3.  RECORDATION OF INSTRUMENT.

                  To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 4.  GOVERNING LAW.

                  This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 5.  COUNTERPARTS.

                  This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

                  Section 6.  SUCCESSORS AND ASSIGNS.

                  This Instrument shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.


                                   SOUTHERN PACIFIC SECURED ASSETS
                                   CORP.


                                   By:     /s/ Barney Guy
                                      -------------------------
                                   Name:  Barney Guy
                                   Title: President



                                   SOUTHERN PACIFIC SECURED ASSETS
                                   CORP., Mortgage Loan Asset-Backed Pass-
                                   Through CERTIFICATES, SERIES 1997-1

                                   By: NORWEST BANK MINNESOTA, N.A.,
                                              as Trustee


                                   By:      /s/
                                      -------------------------
                                   Name:
                                   Title:



Attachments
-----------

         A.  Additional terms of the sale.
         B.  Schedule of Subsequent Mortgage Loans.
         C.  Opinions of Company's counsel (bankruptcy, corporate).
         D.  Company's Officer's certificate.

                  Section 6.  SUCCESSORS AND ASSIGNS.

                  This Instrument shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.


                                   SOUTHERN PACIFIC SECURED ASSETS
                                   CORP.


                                   By:
                                      -------------------------
                                   Name:   Barney Guy
                                   Title:


                                   SOUTHERN PACIFIC SECURED ASSETS
                                   CORP., Mortgage Loan Asset-Backed Pass-
                                   Through CERTIFICATES, SERIES 1997-1

                                   By: NORWEST BANK MINNESOTA, N.A.,
                                              as Trustee


                                   By:
                                      -------------------------
                                   Name:
                                   Title:



Attachments
-----------

         A.   Additional terms of the sale.
         B.   Schedule of Subsequent Mortgage Loans.
         C.   Opinions of Company's counsel (bankruptcy, corporate).
         D.   Company's Officer's certificate.

                                  ATTACHMENT B
                             MORTGAGE LOAN SCHEDULES
        IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THE MORTGAGE LOAN
      SCHEDULES ARE BEING FILED IN PAPER PURSUANT TO A HARDSHIP EXEMPTION

                                  ATTACHMENT C
                           OPINIONS OF COMPANY COUNSEL


                                          April 15, 1997


Norwest Bank Minnesota, N.A.
Norwest Plaza
Sixth & Marquette
Minneapolis, Minnesota 55479

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

               Re: Southern Pacific Secured Assets Corp. Mortgage Loan Purchase Agreement Dated As Of April 15, 1997
                    ------------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as special counsel to Southern Pacific Secured Assets Corp., a California corporation (the "Company"). This opinion is being delivered in connection with the sale of certain mortgage loans by Southern Pacific Funding Corporation (the "Seller") to the Company, pursuant to that certain Mortgage Loan Purchase Agreement, dated as of April 15, 1997, between the Company and Seller (the "Purchase Agreement") and the simultaneous deposit by the Company of such mortgage loans into a trust fund pursuant to that certain Subsequent Transfer Instrument dated as of April 15, 1997, between the Company and Norwest Bank Minnesota, N.A., as Trustee of the Southern Pacific Secured Assets Corp. Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-1 (the "Subsequent Transfer Instrument" and together with the Purchase Agreement, the "Documents"). Our representation has been limited solely to rendering this opinion and we have not participated in any way in the negotiation or drafting of the Documents. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Purchase Agreement.

                  In our capacity as such counsel, we have examined originals or copies of those corporate and other records and documents we considered appropriate. As to relevant factual matters, we have relied upon, among other things, the factual representations of the parties contained in certificates of officers of the Company. In addition, we have obtained and relied upon those certificates of public officials we deemed appropriate. Such factual matters have not been independently established or verified by us.

Norwest Bank Minnesota, N.A., et al.
April 15, 1997
Page 2


                  Our use of the terms "known to us," "to our knowledge," or a similar phrase to qualify a statement in this opinion means that those attorneys in this firm who have given substantive attention to the representation described in the introductory paragraph of this opinion do not have current actual knowledge that the statement is inaccurate. Such terms do not include any knowledge of other attorneys within our firm (regardless of whether they have represented or are representing the Company in connection with any other matter) or any constructive or imputed knowledge of any matters or items of information. We have not undertaken any investigation to determine the accuracy of the statement, including any review of litigation dockets or any inquiry of the Company, its officers or any other persons concerning (i) existing or threatened litigation involving the Company, (ii) material agreements to which the Company is a party, or (iii) orders, judgments or decrees binding upon the Company, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company in connection with this opinion letter or in other matters.

                  The term "threatened litigation" used herein shall have the same meaning as the term "overtly threatened" used in the American Bar Association Statement of Policy on Lawyer's Responses to Auditors' Requests for Information dated January 15, 1976.

                  We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the legal capacity of all natural persons and the conformity with originals of all documents submitted to us as copies. To the extent the Company's obligations depend on the due authorization, execution and delivery of the Documents by the other parties to the Documents, we have assumed that the Documents have been so authorized, executed and delivered and that they constitute the legally valid and binding obligation of each such party enforceable against such party in accordance with its respective terms. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Documents.

                  We have also assumed, without independent verification, that there are no agreements or understandings among the Company and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

                  On the basis of such examination, our reliance upon the assumptions contained herein and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

Norwest Bank Minnesota, N.A., et al.
April 15, 1997
Page 3


         1. The Company has been duly incorporated and is validly existing in good standing under the laws of the Statement of California, and has the corporate power to own its properties and conduct its business as described in the Documents to which it is a party and to perform its obligations thereunder.

         2. The execution, delivery and performance of each of the Documents to which the Company is a party have been duly authorized by all necessary corporate action on the part of the Company, and such Documents have been duly executed and delivered by the Company.

         3. No order, consent, permit or approval of any California governmental authority that we have, in the exercise of customary professional diligence, recognized as directly applicable to the Company or to transactions of the type contemplated by the Documents, is required on the part of the Company for the execution and delivery, and performance on or prior to the date of this opinion under, the Documents, except for such as have been obtained.

         4. The execution and delivery by the Company of, and the performance of its obligations on or prior to the date hereof under, the Documents to which it is a party, does not (i) violate the Company's Articles of Incorporation or bylaws, or to our knowledge (ii) result in a default under the terms of any indenture or other material agreement or instrument known to us to which the Company is a party or by which it is bound, or (iii) breach or otherwise violate any existing obligation of the Company under any order, judgment or decree of any California or federal court or governmental authority binding the Company and known to us.

         5. The execution and delivery by the Company of, and the performance of its obligations on or prior to the date hereof under, the Documents to which it is a party, does not subject the Company to any fine, penalty or similar sanction under any material California statute or regulation that we have, in the exercise of customary professional diligence, recognized as directly applicable to the Company or the transactions of the type contemplated by the Documents except in any case where the default, breach, fine or penalty would not have a material adverse effect on the Company's ability to perform its obligations under the Documents.

         6. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened (i.e., threatened litigation) against the Company which, in our judgment, would draw into question the validity of the Documents or which would be likely to impair materially the ability of either to perform its obligations under the terms of the Documents to which it is a party.

Norwest Bank Minnesota N.A., et al.
April 15, 1997
Page 4


         In rendering this opinion, we express no opinion concerning compliance with securities laws, nor do we express any opinion concerning the laws of any jurisdiction other than the present laws of the State of California. We express no opinion concerring the application of the "doing business" laws of any jurisdiction. We express no opinion on any issue not expressly addressed above.

         This opinion is rendered by us as special counsel for the Company and may be relied upon you only in connection with the transactions contemplated by the Documents. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. Notwithstanding the foregoing, this opinion may be relied on by Thacher Proffitt & Wood for the limited purpose of rendering its opinion to you in connection with the transactions contemplated by the Documents.

                                   Very truly yours



                                   BAKER & HOSTETLER LLP

                                          April 15, 1997


Southern Pacific Secured Assets Corp.
One Centerpointe Drive, Suite 500
Lake Oswego, Oregon 97035

               Re: Southern Pacific Funding Corporation Mortgage Loan Purchase Agreement Dated as of April 15, 1997
                     -----------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as special counsel to Southern Pacific Funding Corporation, a California corporation (the "Seller"), in connection with the sale of certain mortgage loans by the Seller to Southern Pacific Secured Assets Corp. (the "Company") pursuant to that certain Mortgage Loan Purchase Agreement, dated as of April 15, 1997, between the Seller and the Company (the "Purchase Agreement"). Our representation of the Seller has been limited solely to rendering this opinion and we have not participated in any way in the negotiation or drafting of the Purchase Agreement. Capitalized terms not otherwise used herein have the meanings set forth in the Purchase Agreement.

                  In our capacity as such counsel, we have examined originals or copies of those corporate and other records and documents we considered appropriate, including the following:

                  A.       The Purchase Agreement;
                  B. The Seller's Articles of Incorporation and Bylaws, as amended to date;
                  C. Resolutions adopted by the Board of Directors of the Seller with specific reference to actions relating to the transactions covered by this opinion;
                           and

                  D. Telephone confirmation on March 6, 1997 from the California Department of Real Estate of the Seller's status as a licensed real estate broker under the California Business and Professions Code.

Southern Pacific Secured Assets Corp.
April 15, 1997
Page 2


                  As to relevant factual matters, we have relied upon, among other things, the Seller's representations in certificates of the officers of the Seller. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate. Such factual matters have not been independently established or verified by us.

                  Our use of the terms "known to us," "to our knowledge," or a similar phrase to qualify a statement in this opinion means that those attorneys in this firm who have given substantive attention to the representation described in the introductory paragraph of this opinion do not have current actual knowledge that the statement is inaccurate. Such terms do not include any knowledge of other attorneys within our firm (regardless of whether they have represented or are representing the Seller in connection with any other matter) or any constructive or imputed knowledge of any matters or items of information. We have not undertaken any investigation to determine the accuracy of the statement, including any review of litigation dockets or any inquiry of the Seller, its officers or any other persons concerning (i) existing or threatened litigation involving the Seller, (ii) material agreements to which the Seller is a party, or (iii) orders, judgments or decrees binding upon the Seller, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Seller in connection with this opinion letter or in other matters.

                  The term "threatened litigation" used herein shall have the same meaning as the term "overtly threatened" used in the American Bar Association Statement of Policy on Lawyer's Responses to Auditor's Requests for Information dated January 15, 1976.

                  We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the legal capacity of all natural persons and the conformity with originals of all documents submitted to us as copies. To the extent the Seller's obligations depend on the due authorization, execution and delivery of the Purchase Agreement by other parties to the Purchase Agreement, we have assumed that the Purchase Agreement has been so authorized, executed and delivered and that it constitutes the legally valid and binding obligation of each such party enforceable against such party in accordance with its terms. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Purchase Agreement.

Southern Pacific Secured Assets Corp.
April 15, 1997
Page 3


                  We have also assumed, without independent verification, that there are no agreements or understandings among the Seller, the Company or any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder. We have also assumed, without independent verification, that Seller continues to be a licensed real estate broker under the California Business and Professions Code as confirmed to us by telephone conference on March 6, 1997 with the California Department of Real Estate.

                  On the basis of such examination, our reliance upon the assumptions contained herein and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

                  1. The Seller has been duly incorporated and is validly existing in good standing under the laws of the Statement of California with the corporate power to own its properties, conduct its business as described in the Purchase Agreement, to enter into the Purchase Agreement and to perform its obligations thereunder.

                  2. The execution, delivery and performance of the Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Seller and the Purchase Agreement has been duly executed and delivered by the Seller.

                  3. No order, consent, permit or approval of any California governmental authority that we have, in the exercise of customary professional diligence, recognized as directly applicable to the Seller or to transactions of the type contemplated by the Purchase Agreement, is required on the part of the Seller for the execution and delivery, and performance on or prior to the date of this opinion under, the Purchase Agreement, except for such as have been obtained.

                  4. The Seller's execution and delivery of, and the performance of its obligations on or prior to the date hereof under, the Purchase Agreement, do not (i) violate the Seller's Articles of Incorporation or bylaws, or to our knowledge (ii) result in a default under the terms of any indenture or other material agreement or instrument known to us to which the Seller is a party or by which it is bound, or (iii) breach or otherwise violate any existing obligation of the Seller under any order, judgment or decree of any California or federal court or governmental authority binding the Seller and known to us.

Southern Pacific Secured Assets Corp.
April 15, 1997
Page 4


                  5. The execution and delivery by the Seller of, and the performance of its obligations on or prior to the date hereof under, the Purchase Agreement, do not subject the Seller to any fine, penalty or similar sanction under any material California statute or regulation that we have, in the exercise of customary professional diligence, recognized as directly applicable to the Seller or the transactions of the type contemplated by the Purchase Agreement, except in any case where the default, breach, fine or penalty would not have a material adverse effect on the Seller's ability to perform its obligations under the Purchase Agreement.

                  6. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened (i.e., threatened litigation) against the Seller which, in our judgment, would draw into question the validity of the Purchase Agreement or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement.

                  In rendering this opinion, we express no opinion concerning compliance with securities laws, nor do we express any opinion concerning the laws of any jurisdiction other than the present laws of the State of California. We express no opinion on any issue not expressly addressed above.

                  This opinion is rendered by us as special counsel for the Seller and may be relied upon you only in connection with the transactions contemplated by the Purchase Agreement. It may not be used or relied upon by you for any other purpose or by any other person, or may copies be delivered to any other person, without in each instance our prior written consent.

                                   Very truly yours



                                   BAKER & HOSTETLER LLP

                                  ATTACHMENT D
                        COMPANY CERTIFICATES OF OFFICERS

                              OFFICER'S CERTIFICATE

                  I, Barney Guy, hereby certify that I am a duly elected President of Southern Pacific Secured Assets Corp., a California corporation (the "Company"), and further, to the best of my knowledge and after due inquiry, as follows:

                  Each condition precedent specified in Section 2.08(b) and
         Section 2.08(c) of the Pooling and Servicing Agreement, dated as of February 1, 1997, among the Company, Advanta Mortgage Corp. USA, as Master Servicer, and Norwest Bank Minnesota, N.A., as Trustee (the "Pooling and Servicing Agreement") and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Company.

                  Capitalized terms not defined herein have the meanings set forth in the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name.



Dated:   April 15, 1997                  By:____________________________________
                                                   Name:  Barney Guy
                                                   Title: President

                              OFFICER'S CERTIFICATE


          I, Barney Guy, hereby certify that I am the duly elected Executive Vice President of Southern Pacific Funding Corporation (the "Seller") a corporation organized under the laws of the State of California, that I have made such reasonable investigation as I have deemed necessary to deliver this Certificate, including discussions with responsible officers of the Seller and further certify to the best of my knowledge as follows:

                  1. The Seller is in good standing under the laws of the State of California.

                  2. Each person who, as an officer or representative of the Seller, signed the Mortgage Loan Purchase Agreement, dated as of April 15, 1997, between the Seller and Southern Pacific Secured Assets Corp. (the "Agreement") and any other document delivered prior hereto or on the date hereof in connection with the transactions described in the Agreements was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.


                  3. All of the Seller's representations and warranties contained in the Agreement are true and correct in all material respects as of the respective dates thereof and are true and correct in all material respects as of the Closing Date, and no event of default in the performance of any of the Seller's covenants or agreements under the Agreement has occurred and is continuing, nor has an event occurred which with the passage of time or notice or both would become such event of default.

                  4. With respect to its transfer of the Mortgage Loans and the transactions contemplated by the Agreement, the Seller has complied in all material respects with all the agreements by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Closing Date other than those which have been waived pursuant to the terms of the Agreement.

                  5. The information contained in the Prospectus Supplement dated March 6, 1997, under the captions "Description of the Mortgage Pool", "The Seller" and Appendix C or otherwise included in the Seller's Information is true and accurate and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

                  8. Attached hereto is a certified true copy of the resolutions of the Board of Directors of the Seller with respect to the sale of the Mortgage Loans subject to the Agreements, and the same are in full force and effect and have not been revoked, repealed or amended.

                  9. Any necessary consents, approvals, authorizations or order of any court or governmental agency or body, which are required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Agreement, the sale of the Mortgage Loans as evidenced by the Agreement, or the consummation of the transactions contemplated by the Agreement, have been obtained. The Agreement and all related agreements have been authorized by the Board of Directors of the Seller, such authorization being reflected in the minutes of that Board and shall be maintained from the date of their execution as records of the Seller. The Agreement and related agreements are and will be from the time of their execution official records of the Seller.

                  10. Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of the Agreement have been duly performed and complied with and all of the representations and warranties of the Seller under the Agreement are true and correct as of the Closing Date and no event has occurred which, with notice or the passage of time, would constitute a default under the Agreement.

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:  April 15, 1997

                                   By:
                                      --------------------------------
                                   Name: Barney Guy
                                   Title: Executive Vice President

                                   SCHEDULE I

Morgan Stanley & Co. Incorporated
1585 Broadway, 3rd Floor
New York, New York  10038

Advanta Mortgage Corp. USA
16875 West Bernardo Drive
San Diego, California 92127

Southern Pacific Funding Corporation
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Southern Pacific Secured Assets Corp.
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

Duff & Phelps Credit Rating Co.
17 State Street, 12th Floor
New York, NY 10004

Moody's Investors Service, Inc.
99 Church Street, 4th Floor
New York, NY 10007

Standard & Poor's Ratings Services
26 Broadway, 15th Floor
New York, NY 10004